Exhibit 99.2
TEMPLE-INLAND INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION
     As part of our previously announced transformation plan, we completed the sale of our timberlands on October 31, 2007. The following Unaudited Pro Forma Consolidated Balance Sheet as of second quarter-end 2007 and the Unaudited Pro Forma Consolidated Statements of Income for the first six months 2007 and for the year 2006 have been adjusted to give effect to this sale. The Unaudited Pro Forma Consolidated Balance Sheet assumes the sale occurred at second quarter-end 2007 and the Unaudited Pro Forma Consolidated Statements of Income assume that the sale occurred on the first day of our year 2006. The Unaudited Pro Forma Consolidated Statements of Income do not reflect the after-tax gain on the sale of the timberlands of approximately $1.3 billion.
     Management believes that the assumptions used to derive the Unaudited Pro Forma Financial Information are reasonable. The Unaudited Pro Forma Financial Information has been provided for information purposes only and is not necessarily indicative of future financial condition or results of operations or the financial condition or results of operations that would have occurred had we completed the transaction on the dates indicated. This Unaudited Pro Forma Financial Information should be read in conjunction with our historical consolidated financial statements, which can be found in our quarterly report on Form 10-Q for the period ended June 30, 2007, filed with the Securities and Exchange Commission on August 7, 2007, and our annual report on Form 10-K for the fiscal year ended December 30, 2006, filed with the Securities and Exchange Commission on February 23, 2007.
     This Unaudited Pro Forma Financial Information does not reflect other aspects of our previously announced transformation plan including: (i) the anticipated pledge of the notes received in the sale as collateral for a non-recourse loan payable in 2027 with estimated proceeds of $1.8 billion after payment of transaction costs on the timberland sale and related current taxes; (ii) the anticipated payment of a special dividend to our shareholders of approximately $1.1 billion and the anticipated reduction of debt of approximately $700 million; and (iii) the spin-offs of our financial services and real estate segments, which are expected to occur by year-end 2007.

TEMPLE-INLAND INC.
UNAUDITED PRO FORMA
CONSOLIDATED BALANCE SHEET
Second Quarter-End 2007
(In millions)

		Pro Forma
	Historical	Adjustments		Pro Forma
		(In millions)
ASSETS
Cash and cash equivalents	$314	$(24	) (a)	$290
Trade receivables, net of allowance for doubtful accounts of $15	471	––		471
Inventories	420	––		420
Assets held-for-sale	313	(309	) (b)	4
Timber and timberland	59	––		59
Real estate	587	––		587
Loans held for sale	20	––		20
Loans, net of allowance for losses of $72	9,470	––		9,470
Securities available-for-sale	888	––		888
Securities held-to-maturity	4,192	––		4,192
Investment in Federal Home Loan Bank stock	211	––		211
Property and equipment, net	1,846	––		1,846
Notes receivable held by special purpose entities	––	2,383	(c)	2,383
Goodwill	506	––		506
Other intangible assets	23	––		23
Prepaid expenses and other assets	575	––		575

TOTAL ASSETS	$19,895	$2,050		$21,945

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable, accrued expenses, and other liabilities	$943	$295	(d)	$1,238
Long-term debt and other borrowings	1,743	––		1,743
Deposits	9,526	––		9,526
Federal Home Loan Bank borrowings	4,582	––		4,582
Deferred income taxes	163	491	(e)	654
Liability for pension benefits	209	––		209
Liability for postretirement benefits	140	––		140
Subordinated notes payable to trust	314	––		314

TOTAL LIABILITIES	17,620	786		18,406

SHAREHOLDERS’ EQUITY
Preferred stock — par value $1 per share: authorized 25,000,000 shares; none issued	—	—		—
Common stock — par value $1 per share: authorized 200,000,000 shares; issued 123,605,344 shares, including shares held in the treasury	124	––		124
Additional paid-in capital	462	––		462
Accumulated other comprehensive loss, net	(185)	––		(185)
Retained earnings	2,546	1,264	(f)	3,810

	2,947	1,264		4,211
Cost of shares held in the treasury: 17,630,431 shares	(672)	––		(672)

TOTAL SHAREHOLDERS’ EQUITY	2,275	1,264		3,539

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$19,895	$2,050		$21,945

Please read the notes to the Unaudited Pro Forma
Consolidated Balance Sheet

TEMPLE-INLAND INC.
NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED BALANCE SHEET
(In millions)

(a)	Represents timberland transaction cost.

(b)	Represents carrying value of timberland and related assets sold.

(c)	Notes received in exchange for timberland sold. Notes bear interest at LIBOR plus a margin with interest payable quarterly and principal due in 2027.

(d)	Current alternative minimum income taxes payable related to sale of timberland at a rate of approximately 14 percent.

(e)	Deferred income taxes related to sale of timberland at a rate of approximately 38 percent, net of alternative minimum tax credit carryforwards.

(f)	Represents gain on sale of timberland, net of applicable transaction costs and taxes.

TEMPLE-INLAND INC.
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENT OF INCOME
First Six Months 2007
(In millions)

		Pro Forma
	Historical	Adjustments		Pro Forma
	(In millions, except per share amounts)
REVENUES
Manufacturing and real estate	$2,108	$(35	) (a)	$2,073
Financial services	571	––		571

	2,679	(35)		2,644

COSTS AND EXPENSES
Manufacturing and real estate	(1,969)	(17	) (a)	(1,986)
Financial services	(483)	––		(483)

	(2,452)	(17)		(2,469)

OPERATING INCOME	227	(52)		175
Parent company interest	(62)	––		(62)
Interest income on notes receivable held by special purpose entities	––	63	(b)	63
Other non-operating income (expense)	1	––		1

INCOME BEFORE INCOME TAXES	166	11		177
Income tax expense	(62)	(4	) (c)	(66)

INCOME FROM CONTINUING OPERATIONS	104	7		111
Discontinued operations	––	––		––

NET INCOME	$104	$7		$111

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	105.8	105.8		105.8
Diluted	107.8	107.8		107.8

EARNINGS PER SHARE
Basic:
Income from continuing operations	$0.99	$0.07		$1.06
Discontinued operations	––	––		––

Net income	$0.99	$0.07		$1.06

Diluted:
Income from continuing operations	$0.97	$0.06		$1.03
Discontinued operations	––	––		––

Net income	$0.97	$0.06		$1.03

DIVIDENDS PAID PER SHARE OF COMMON STOCK	$0.56	$––		$0.56

Please read the notes to the Unaudited Pro Forma
Consolidated Statements of Income

TEMPLE-INLAND INC.
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENT OF INCOME
For the Year 2006
(In millions)

		Pro Forma
	Historical	Adjustments		Pro Forma
	(In millions, except per share amounts)
REVENUES
Manufacturing and real estate	$4,389	$(80	) (a)	$4,309
Financial services	1,169	––		1,169

	5,558	(80)		5,478

COSTS AND EXPENSES
Manufacturing and real estate	(3,880)	(13	) (a)	(3,893)
Financial services	(965)	––		(965)

	(4,845)	(13)		(4,858)

OPERATING INCOME	713	(93)		620
Parent company interest	(128)	––		(128)
Interest income on notes receivable held by special purpose entities	––	123	(b)	123
Other non-operating income (expense)	92	––		92

INCOME BEFORE INCOME TAXES	677	30		707
Income tax expense	(208)	(11	) (c)	(219)

INCOME FROM CONTINUING OPERATIONS	469	19		488
Discontinued operations	(1)	––		(1)

NET INCOME	$468	$19		$487

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	108.8	108.8		108.8
Diluted	110.8	110.8		110.8

EARNINGS PER SHARE
Basic:
Income from continuing operations	$4.31	$0.17		$4.48
Discontinued operations	(0.01)	––		(0.01)

Net income	$4.30	$0.17		$4.47

Diluted:
Income from continuing operations	$4.23	$0.17		$4.40
Discontinued operations	(0.01)	––		(0.01)

Net income	$4.22	$0.17		$4.39

DIVIDENDS PAID PER SHARE OF COMMON STOCK	$1.00	$––		$1.00

Please read the notes to the Unaudited Pro Forma
Consolidated Statements of Income

TEMPLE-INLAND INC.
NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED STATEMENTS OF INCOME
(In millions)

(a)	Represents the results of operations of timberland sold on October 31, 2007.

(b)	Represents interest income on notes receivable held by special-purpose entities at LIBOR plus a margin.

(c)	Represents the tax effect of (a) and (b) above computed using a 39 percent tax rate for first six months of 2007 and a 36 percent tax rate for the year 2006.